EXHIBIT 99.1

Allied Gaming & Entertainment Announces Strategic Investment from Elite Fun Entertainment Co.

New York, NY (December 28, 2023) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company” or “AGAE”), a global experiential entertainment company, announced today that Elite Fun Entertainment Co. Ltd., a premier player in the Macau cultural and entertainment industry, has agreed to a strategic investment in AGAE.

“We are thrilled to announce this investment by Elite Fun Entertainment, who has profound expertise in orchestrating live events across Asia, notably within China’s Greater Bay,” said Yinghua Chen, Chief Executive Officer of AGAE. “This collaboration with Elite Fun Entertainment aligns seamlessly with our vision for Allied. Their established partnerships with industry giants like Tencent and Douyin (Bytedance) will be instrumental in amplifying our show and artists’ promotions on these globally acclaimed platforms. Furthermore, their ticketing service channels will enhance the experience for attendees at our upcoming large-scale events in the region.”

Terms of Deal
On December 28, 2023, Elite Fun Entertainment Co., Ltd. agreed to acquire 7,330,000 shares of Allied Gaming & Entertainment’s common stock at a purchase price of $0.90 per share for a total purchase price of $6,597,000. In addition, the parties have agreed to negotiate and finalize a collaboration or partnership agreement under which Elite Fun Entertainment Co., Ltd. will assist the Company with organizing live shows and events in Asia.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with our ability to execute on our current and future business and strategic plans; our strategic partnerships; the substantial uncertainties inherent in the acceptance of existing and future products and services; our ability to acquire and integrate new businesses and assets, the ability to retain key personnel; general economic and market conditions impacting demand for our services; our inability to enter into one or more future acquisition or strategic transactions using our cash reserve; and our ability, or a decision not to pursue strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AGAE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023, as amended, on April 27, 2023 and May 3, 2023 (the “Annual Report”), as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report and in subsequent reports with the SEC.

Investor Contact:
Tyler Drew
Addo Investor Relations
ir@alliedgaming.gg